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                                                                   EXHIBIT 10.48


                                 LIMITED WAIVER
                                       TO
                         RECEIVABLES TRANSFER AGREEMENT


      THIS LIMITED WAIVER TO RECEIVABLES TRANSFER AGREEMENT, dated as of March 19, 2001 (this "Limited Waiver") relates to that certain Receivables Transfer Agreement dated as of February 10, 1999 (as amended by the First Amendment to Receivables Transfer Agreement, dated as of April 28, 2000 (the "First Amendment"), as further amended by the Second Amendment to Receivables Transfer Agreement, dated as of December 29, 2000 (the "Second Amendment") and as it may be further amended, supplemented, restated or otherwise modified from time to time, the "Transfer Agreement") and is entered into by and among GOLF FUNDING CORPORATION, a Delaware Corporation ("GFC"), CALLAWAY GOLF SALES COMPANY, a California corporation, as the originator (in such capacity, the "CGS Originator") and as the servicer (in such capacity, the "Servicer"), CALLAWAY GOLF COMPANY, a Delaware corporation, as the parent guarantor (the "Parent Guarantor"), REDWOOD RECEIVABLES CORPORATION, as the purchaser (the "Purchaser"), and GENERAL ELECTRIC CAPITAL CORPORATION, as the operating agent and the collateral agent ("GECC").

                               W I T N E S S E T H

      WHEREAS, GFC, the CGS Originator, the Servicer and the Parent Guarantor (collectively, the "Parties") have entered into the Transfer Agreement;

      WHEREAS, Parent Guarantor has notified the other Parties that it has formed a domestic company ("Shell Co.") to be a wholly-owned subsidiary of Borrower (the "Subsidiary Formation");

      WHEREAS, Parent Guarantor has notified the other Parties that the bank guaranty currently provided by Callaway Golf Europe, Ltd. ("CG Europe") to ensure the deferment of United Kingdom ("U.K.") customs and excise duties applied to products imported to the U.K., needs to be increased and, in connection therewith, Parent Guarantor will provide a letter of comfort to support such bank guaranty (as more fully described in Exhibit A attached hereto, the "Bank Guaranty");

      WHEREAS, Parent Guarantor has requested that the Parties grant a limited waiver (the "Limited Waivers" and each, a "Limited Waiver") to Section 4.05(c) (Mergers, Subsidiaries, Etc.) of the Transfer Agreement solely with respect to the Subsidiary Formation;

      WHEREAS, Parent Guarantor has requested that the Parties grant a Limited Waiver to Sections 4.05(a) (Restricted Payments) and 4.05(b) (Indebtedness) solely with respect to the Bank Guaranty; and

      WHEREAS, the Parties are willing to so provide the Limited Waivers on the terms and conditions set forth herein.



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      NOW, THEREFORE, in consideration of the above premises, the Parties, the
Purchaser, the Operating Agent, and the Collateral Agent agree as follows:

      1. Definitions and Usage. Capitalized terms used, but not defined, herein have the meanings ascribed to such terms in Annex X. Any reference herein to Section, Exhibit or Schedule shall, unless otherwise specified, refer to such Section, Exhibit or Schedule hereof, in its entirety.

      2. Limited Waivers. Upon the Effective Date (as defined in Section 4 below), and as limited herein, the Parties hereby waive the following provisions of the Transfer Agreement solely with respect to the matters expressly described below:

            a. Section 4.05(c) (Mergers, Subsidiaries, Etc.) solely with respect to the Subsidiary Formation; provided that should (i) Parent Guarantor make an investment in, and/or loan to, Shell Co. or (ii) Shell Co. incur or assume any indebtedness, Parent Guarantor shall promptly notify the other parties in writing of the details and terms of such investment, loan or indebtedness.

            b. Sections 4.05(a) (Restricted Payments), 4.05(b) (Indebtedness) solely with respect to the Bank Guaranty, provided that the Limited Waiver to Section 4.05(a) permitting Parent Guarantor and/or CG Europe to enter into any lending or borrowing transaction relating to the Bank Guaranty shall be limited to only such lending or borrowing transactions that in the aggregate does not exceed U.S. $7,000,000, and provided further that the Limited Waiver to Section 4.05(b) permitting Parent Guarantor and/or CG Europe to create, incur, assume or permit to exist Debt relating to the Bank Guaranty shall be limited to only such Debt that in the aggregate does not exceed U.S. $7,000,000.

            c. The Limited Waivers shall be limited to those Events of Default, if any, arising solely from the Subsidiary Formation and Bank Guaranty as described herein and do not apply to any past, present or future Events of Default caused by any other violation of Sections 4.02 or 4.03 or other provisions of the Transfer Agreement or any of the Related Documents.

      3. Representations and Warranties. The Parties hereby jointly and severally represent and warrant to GFC that, as of the Effective Date and after giving effect to this Limited Waiver:

            a. All of the representations and warranties of the Parties contained in this Limited Waiver, the Transfer Agreement and the other Related Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

            b. No Termination Event or Incipient Termination Event has occurred and is continuing or will result after giving effect to this Limited Waiver.



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      4. Effective Date. This Limited Waiver shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions:

            a. GFC shall have received each of the following documents, in each case in form and substance satisfactory to GFC:

                  i. counterparts hereof executed by each of the Parties;

                  ii. duly executed amendments to the Related Documents
            effecting all modifications necessary to permit the Subsidiary Formation, together with a certificate of the Chief Financial Officer of the Parent Guarantor and the CGS Originator certifying that all conditions to the effectiveness of the amendments have been satisfied and that the amendments are in full force and effect as of the Effective Date;

                  iii. the duly executed Pledge Amendment reflecting the
            Subsidiary Formation accompanied by the share certificate representing the outstanding Shell Co. Stock being pledged and a stock power for such share certificate executed in blank;

                  iv. a certificate of the Secretary or Assistant Secretary of each of the Parties dated the Effective Date certifying (A) that the bylaws of such Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Party delivered to GFC and remain in full force and effect as of the Effective Date, (B) that the charter of such Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Party's jurisdiction of incorporation delivered to GFC and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Limited Waiver have been duly authorized by all necessary or proper corporate and shareholder action; and

                  v. such additional documentation as GFC may reasonably
            request;

            b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and GFC shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Limited Waiver, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;

            c. All of the representations and warranties of the Parties contained in this Limited Waiver, the Transfer Agreement and the other Related Documents shall be true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date);



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            d. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Limited Waiver shall be satisfactory in all respects in form and substance to GFC; and

            e. No Termination Event or Incipient Termination Event shall have occurred and be continuing on the Effective Date or will result after giving effect to this Limited Waiver.

      5. Reference to and Effect on the Related Documents.

            a. Upon the Effective Date, each reference in the Transfer Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the Loan Documents and the other Related Documents to the Transfer Agreement, shall mean and be a reference to the Transfer Agreement as amended and supplemented hereby.

            b. Except to the extent specifically set forth herein, the respective provisions of the Transfer Agreement and the other Related Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

            c. This Limited Waiver shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Transfer Agreement or any other Related Document, (ii) prejudice any right or rights which any of the Parties may now have or may have in the future under or in connection with the Transfer Agreement or any other Related Document, (iii) require any of the Parties to agree to a similar transaction on a future occasion or (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

      6. Miscellaneous. This Limited Waiver is a Related Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

      7. Section Titles. The Section titles in this Limited Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      8. Counterparts. This Limited Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

      9. GOVERNING LAW. THIS LIMITED WAIVER, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




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      10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Limited Waiver. In the event an ambiguity or question of intent or interpretation arises, this Limited Waiver shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Limited Waiver.

      11. Waiver by Parent Guarantor, CGS Originator, the Servicer and GFC. Each of the Parent Guarantor, the CGS Originator, the Servicer and GFC hereby waives any claim, defense, demand, action or suit of any kind or nature whatsoever against the Purchaser, the Operating Agent or the Collateral Agent arising on or prior to the date of this Limited Waiver in connection with any of the Related Documents or the transactions contemplated thereunder.

                                     * * * *



















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      IN WITNESS WHEREOF, GFC, the CGS Originator, the Servicer, the Parent
Guarantor, the Purchaser, the Operating Agent and the Collateral Agent have caused this Limited Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    GOLF FUNDING CORPORATION



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:






















                                 Signature Page



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                                    CALLAWAY GOLF SALES COMPANY,
                                    as CGS Originator and as Servicer



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:
































                                 Signature Page




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                                    CALLAWAY GOLF COMPANY,
                                    as Parent Guarantor



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:



























                                 Signature Page




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                                    REDWOOD RECEIVABLES CORPORATION,
                                    as Purchaser



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:




























                                 Signature Page




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                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Operating Agent and as Collateral Agent



                                    By:
                                        --------------------------------
                                        Name:
                                        Title:





























                                 Signature Page




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                                    EXHIBIT A

                                       TO

                LIMITED WAIVER TO RECEIVABLES TRANSFER AGREEMENT

                                 (SEE ATTACHED)





























                                   Exhibit A